Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Risk and Uncertainty [Line Items]
EBP, Risk and Uncertainty	Risks and Uncertainties
The Plan investment options include various investment securities, which in general are exposed to various risks, such as interest rate, credit and overall market volatility risk. It is reasonable to expect that changes in the value of investment securities will occur in the near term and that such changes could materially affect the account balances of the Plan participants.
The Plan’s exposure to a concentration of credit risk is limited by the diversification of investments across the participant-directed fund elections. Additionally, the investments within each participant-directed fund election are further diversified into varied financial instruments, except for the Genworth Common Stock Fund, which primarily invests in a single security. Investment decisions are made, and the resulting risks are borne, exclusively by the Plan participants who make such decisions.
The value, liquidity, and related income of the securities in which the Plan invests are sensitive to changes in economic conditions, including but not limited to, elevated inflation and interest rates, stagflation, changes in international trade policy, geopolitical tensions and war, energy prices, real estate values, delinquencies and/or defaults. Any of these economic conditions and/or a future recession could result in a significant decline in asset valuations, which may adversely impact the Plan’s net assets and changes in net assets available for benefits.